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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 15, 1997
                                                         ----------------

                                CARNEGIE BANCORP
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             (Exact name of registrant as specified in its charter)

        New Jersey                    0-24562                    22-3257100
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)


         619 Alexander Road, Princeton, New Jersey        08540
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         (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code (609) 520-0601
                                                          --------------

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Item 5.  Other.
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      The Registrant issued a press release on October 15, 1997 announcing its third quarter 1997 earnings.


Item 7.  Exhibits.
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     The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.                   Description
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    99                        Press Release dated October 15, 1997.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Carnegie Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              CARNEGIE BANCORP
                                              ----------------
                                                (Registrant)


Dated:  October 21, 1997                      By: /s/ RICHARD P. ROSA
                                                  ---------------------------
                                                      Richard P. Rosa,
                                                      Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.         Description                                      Page No.
-----------         -----------                                      --------

    99              Press Release dated October 15, 1997.







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